Goodwill and Acquired Intangible Assets	12 Months Ended
Jun. 30, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Acquired Intangible Assets	Goodwill and Acquired Intangible Assets
Goodwill
The carrying amount of goodwill by reportable segment as of June 30, 2019 and June 30, 2018 was as follows:

	Vistaprint (4)	PrintBrothers	The Print Group	National Pen	All Other Businesses (4)	Total
Balance as of June 30, 2017	$151,126	$124,867	$196,938	$34,520	$7,512	$514,963
Adjustments	(58)	—	—	(86)	—	(144)
Effect of currency translation adjustments (1)	(942)	2,704	4,262	—	—	6,024
Balance as of June 30, 2018	150,126	127,571	201,200	34,434	7,512	520,843
Acquisitions (2)	—	—	2,686	—	212,286	214,972
Impairment (3)	—	—	—	—	(7,503)	(7,503)
Adjustments	—	—	—	—	(181)	(181)
Effect of currency translation adjustments (1)	(246)	(3,482)	(5,523)	—	—	(9,251)
Balance as of June 30, 2019	$149,880	$124,089	$198,363	$34,434	$212,114	$718,880
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(1) Related to goodwill held by subsidiaries whose functional currency is not the U.S. Dollar.
(2) Refer to Note 7 for additional details related to our acquisitions of BuildASign and VIDA. We also recognized goodwill related to a small acquisition of a supplier by one of our businesses within The Print Group reportable segment.
(3) During fiscal 2019 we recorded an impairment charge of $7,503, related to our Printi reporting unit. See below for additional details.
(4) Due to changes in the composition of our reportable segments during the first quarter of fiscal 2020, we reclassified the goodwill associated with our Vistaprint Corporate Solutions reporting unit from All Other Businesses to our Vistaprint reportable segment for the periods presented in the table above . Refer to Note 16 for additional details on the changes in our reportable segments.

Impairment Review
Fiscal 2019
Our annual goodwill impairment test is performed as of May 31; however, during the fourth quarter of fiscal 2019, we identified triggering events associated with our Printi reporting unit, which indicated that it was more likely than not that the fair value of the reporting unit is below the carrying amount. Printi is the leader in Brazil's online printing industry and has grown quickly since its founding. That said, investment in capacity and other fixed costs was far too high in fiscal year 2019 relative to the scale of the business and the mid-term outlook. As a result, we implemented restructuring activities and aligned future operating plans during the fourth quarter of fiscal 2019 that negatively impacted our cash flow forecasts for this business.
As required, prior to performing the quantitative goodwill impairment test, we first evaluated the recoverability of the Printi long-lived assets as the change in expected long-term cash flows was indicative of a potential impairment. We performed the recoverability test using undiscounted cash flows for our Printi asset group and evaluated the fair value of their long-lived assets which are comprised primarily of production equipment and concluded there is no impairment of the long-lived assets.
Subsequent to performing the long-lived asset impairment test, we performed our goodwill impairment test which resulted in an impairment charge of the total goodwill of the Printi reporting unit of $7,503. In order to execute the quantitative goodwill impairment test, we compared the fair value of the Printi reporting unit to its carrying value. We considered using an income approach, but due to the continued investments that are expected in the near-term discrete cash flow period, we used a market approach to derive fair value, based on the guideline public company method. We considered a revenue multiple approach, which we believe is appropriate for an early stage operation, like our Printi business. We concluded that the fair value of the reporting unit indicated a full impairment of the Printi goodwill.
For our annual goodwill impairment test as of May 31, 2019, we evaluated each of our remaining eleven reporting units with goodwill individually. We considered the timing of our most recent fair value assessment and associated headroom, the actual operating results as compared to the cash flow forecasts used in those fair value assessments, the current long-term forecasts for each reporting unit, and the general market and economic environment of each reporting unit. After performing this qualitative assessment for seven of our reporting units, we determined that there was no indication the carrying values of those reporting units exceeded their respective fair values.
Based on the qualitative procedures performed we then performed a quantitative analysis for four of our reporting units during this testing cycle in order to gain additional assurance there were no impairments. We estimated the fair value of each reporting unit, using the income approach, which was determined based on the present value of estimated future cash flows. The cash flow projections are based on our estimates of revenue growth rates and operating margins, taking into consideration recent business and market trends. The discount rates used were based on the weighted-average cost of capital adjusted for the related business-specific risks. For each of these reporting units, we compared the estimated fair value to the carrying value, and considered the estimated level of headroom. Based on the substantial level of headroom associated with each of these reporting units, we concluded there was no impairment for any of the remaining reporting units.
Fiscal 2017
During fiscal 2017, we changed the composition of our Tradeprint reporting unit (a part of The Print Group reportable segment). This change, when combined with an updated profit outlook that was lower than originally forecasted as of the acquisition date, indicated that it was more likely than not that the fair value of the reporting unit was below the carrying amount. We performed the recoverability test using undiscounted cash flows for our Tradeprint asset group and concluded that an impairment of long-lived assets existed. We proceeded to estimate the fair value of the assets, using an income and cost approach based on market participant assumptions and recognized a partial impairment charge for our acquired intangible assets of $3,211.
Subsequent to performing the long-lived asset impairment test, we performed our goodwill impairment test which resulted in an additional impairment charge of the total goodwill of the Tradeprint reporting unit of $6,345. In order to execute the quantitative goodwill impairment test, we compared the fair value of the Tradeprint reporting unit to its carrying value.

Acquired Intangible Assets

	June 30, 2019			June 30, 2018
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Trade name	$145,908	$(35,199)	$110,709	$99,102	$(23,821)	$75,281
Developed technology	84,980	(48,653)	36,327	55,460	(39,218)	16,242
Customer relationships	191,719	(97,392)	94,327	182,545	(70,655)	111,890
Customer network and other	15,970	(10,150)	5,820	16,289	(8,312)	7,977
Print network	25,014	(9,496)	15,518	25,716	(6,905)	18,811
Total intangible assets	$463,591	$(200,890)	$262,701	$379,112	$(148,911)	$230,201

Acquired intangible assets amortization expense for the years ended June 30, 2019, 2018 and 2017 was $53,256, $49,881 and $46,145, respectively. During the year ended June 30, 2019, the increase in acquired intangible asset amortization is primarily related to our fiscal 2019 acquisition of BuildASign. Estimated intangible assets amortization expense for each of the five succeeding fiscal years and thereafter is as follows:

2020	$52,374
2021	47,735
2022	42,661
2023	34,254
2024	24,021
Thereafter	61,656
$262,701